                                                     Exhibit 2
                                                     ---------
                                                     Previously filed with the
                                                     Securities and Exchange
                                                     Commission on February
                                                     14, 1996

                                                   ----------------------------
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 13G

                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO.___) *

                                 Celeritek, Inc.
--------------------------------------------------------------------------------
                                (Name of Issuer)


                           Common Stock, no par value
--------------------------------------------------------------------------------
                         (Title of Class of Securities)


                                   150926 10 3
                         ------------------------------
                                 (CUSIP Number)

Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

-------------------------                                  ---------------------
  CUSIP No. 150926 10 3               13G                    PAGE 2 OF 8 PAGES
            -----------                                            ---  ---
-------------------------                                  ---------------------



--------------------------------------------------------------------------------
1       NAME OF REPORTING PERSON
        S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                 Greylock Ventures Limited Partnership
--------------------------------------------------------------------------------
2       CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                                   (a) [  ]

                                                                   (b) [  ]

--------------------------------------------------------------------------------
3       SEC USE ONLY

--------------------------------------------------------------------------------
4       CITIZENSHIP OR PLACE OF ORGANIZATION

        Massachusetts
--------------------------------------------------------------------------------
                              5   SOLE VOTING POWER

         NUMBER OF                   - 817,453 -
          SHARES         -------------------------------------------------------
       BENEFICIALLY           6   SHARED VOTING POWER
         OWNED BY
           EACH                      - 0 -
        REPORTING        -------------------------------------------------------
          PERSON              7   SOLE DISPOSITIVE POWER
           WITH
                                     - 817,453 -
                         -------------------------------------------------------
                              8   SHARED DISPOSITIVE POWER

                                     - 0 -
--------------------------------------------------------------------------------
9       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                 - 817,453 -
--------------------------------------------------------------------------------
10      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

--------------------------------------------------------------------------------
11      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                 12.4%
--------------------------------------------------------------------------------
12      TYPE OF REPORTING*

                 PN

--------------------------------------------------------------------------------
                      *SEE INSTRUCTION BEFORE FILLING OUT!

-------------------------                                  ---------------------
  CUSIP No. 150926 10 3               13G                    PAGE 3 OF 8 PAGES
            -----------                                            ---  ---
-------------------------                                  ---------------------



--------------------------------------------------------------------------------
1       NAME OF REPORTING PERSON
        S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                 Henry F. McCance
--------------------------------------------------------------------------------
2       CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                                   (a) [  ]

                                                                   (b) [  ]

--------------------------------------------------------------------------------
3       SEC USE ONLY

--------------------------------------------------------------------------------
4       CITIZENSHIP OR PLACE OF ORGANIZATION

        United States
--------------------------------------------------------------------------------
         NUMBER OF          5   SOLE VOTING POWER
          SHARES
      BENEFICIALLY                  - 817,453 -
         OWNED BY        -------------------------------------------------------
           EACH             6   SHARED VOTING POWER
         REPORTING                   - 0 -
          PERSON         -------------------------------------------------------
           WITH             7   SOLE DISPOSITIVE POWER
                                     - 0 -
                         -------------------------------------------------------
                            8   SHARED DISPOSITIVE POWER
                                     - 0 -
--------------------------------------------------------------------------------
9       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                 - 817,453 -
--------------------------------------------------------------------------------
10      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

--------------------------------------------------------------------------------
11      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                 12.4%
--------------------------------------------------------------------------------
12      TYPE OF REPORTING*

                 IN

--------------------------------------------------------------------------------
                      *SEE INSTRUCTION BEFORE FILLING OUT!

Item 1.

         (a)   Name of Issuer:
               --------------

               Celeritek, Inc.

         (b)   Address of Issuer's Principal Executive Office:
               ----------------------------------------------

               3236 Scott Boulevard
               Santa Clara, CA 95054

Item 2.
          (a)  Name of Person Filing:
               ---------------------

               Greylock Ventures Limited Partnership ("GVLP") (the "Partnership"), and Henry F. McCance, the Managing
               General Partner of GVLP (the "Managing General Partner").

          (b)  Address of Principal Business Office or, if none, Residence:
               -----------------------------------------------------------

               The address of the reporting persons is:

               One Federal Street
               Boston, Massachusetts 02110

          (c)  Citizenship:
               -----------

               GVLP is a limited partnership organized under the laws of the Commonwealth of Massachusetts. The Managing General Partner is a citizen of the United States.

          (d)  Title of Class of Securities:
               ----------------------------

               Common Stock, no par value (the "Common Stock").

          (e)  CUSIP Number:
               ------------

               150926 10 3

Item 3.        Description of Person Filing:
               ----------------------------
               Not applicable.



                                Page 4 of 8 pages

Item 4.  Ownership(1):
         -------------

         (a)  Amount Beneficially Owned:
              --------------------------

              GVLP is the record holder of 817,453 shares of Common Stock and may be deemed to beneficially own 817,453 shares of Common Stock. Mr. McCance, as Managing General Partner of GVLP, may be deemed to beneficially own 817,453 shares of Common Stock. The filing of this statement shall not be construed as an admission that any of the reporting persons are, for the purpose of Section
              13(d) or 13(g) of the Act, the beneficial owners of any securities covered by this statement.

         (b)  Percent of Class:
              -----------------

              GVLP:                     12.4%
              Mr. McCance:              12.4%

         (c)  Number of shares as to which person has:
              ----------------------------------------

              (i) sole voting power; (ii) shared voting power; (iii) sole dispositive power; (iv) shared dispositive power:

              GVLP may be deemed to have sole power to vote and dispose of 817,453 shares of Common Stock. Mr. McCance, as Managing General Partner of GVLP, may be deemed to share the power to vote 817,453 shares of Common Stock.

Item 5.  Ownership of Five Percent or Less of a Class:
         ---------------------------------------------

              Not applicable.

Item 6.  Ownership of More Than Five Percent on Behalf of Another Person:
         ----------------------------------------------------------------

              Not applicable.

Item 7.  Identification and Classification of the Subsidiary Which Acquired
         ------------------------------------------------------------------
         the Security Being Reported on by the Parent Holding Company:
         -------------------------------------------------------------

         Not applicable.

--------
    (1)        As of December 31, 1995.

                                Page 5 of 8 pages

Item 8.     Identification and Classification of Members of the Group:
            ----------------------------------------------------------

            Not applicable.

Item 9.     Notice of Dissolution of Group:
            -------------------------------

            Not applicable.

Item 10.    Certification:
            --------------

            Not applicable.



                               Page 6 of 8 pages

                                    SIGNATURE

     After reasonable inquiry and to the best of the knowledge and belief of each of the undersigned, each of the undersigned hereby certifies that the information set forth in this statement is true, complete and correct.

Dated:    February 13, 1996


                                  GREYLOCK VENTURES LIMITED PARTNERSHIP


                                  By:  /s/ Henry F. McCance
                                      -----------------------------
                                      Henry F. McCance
                                      Managing General Partner


                                      /s/ Henry F. McCance
                                      -----------------------------
                                      Henry F. McCance












                                Page 7 of 8 pages

                                                                     EXHIBIT 1
                                                                     ---------

                                    AGREEMENT


     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of Celeritek, Inc.


     EXECUTED as a sealed instrument this 13th day of February, 1996.

                                   GREYLOCK VENTURES LIMITED PARTNERSHIP


                                   By:  /s/ Henry F. McCance
                                      ---------------------------------
                                        Henry F. McCance
                                        Managing General Partner


                                      /s/ Henry F. McCance
                                      ---------------------------------
                                          Henry F. McCance










                                Page 8 of 8 pages